EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	September 30
BALANCE SHEET DATA	2008	2007	% Change

Total assets	$16,136,145	$15,438,177	4.5%
Loans, net of unearned income	11,823,529	10,988,307	7.6%
Investment securities	2,806,535	2,948,262	(4.8%)
Deposits	9,916,555	10,291,186	(3.6%)
Shareholders’ equity	1,603,910	1,554,120	3.2%

	Quarter Ended September 30			Nine Months Ended September 30
INCOME SUMMARY	2008	2007	% Change	2008	2007	% Change

Interest income	$213,809	$238,740	(10.4%)	$658,421	$699,508	(5.9%)
Interest expense	(79,791)	(116,330)	(31.4%)	(266,614)	(334,415)	(20.3%)

Net interest income	134,018	122,410	9.5%	391,807	365,093	7.3%
Provision for loan losses	(26,700)	(4,606)	479.7%	(54,626)	(8,263)	561.1%
Investment securities (losses) gains	(9,501)	(134)	N/M	(29,902)	2,277	N/M
Gain on sale of credit card portfolio	—	—	N/A	13,910	—	N/A
Other income	40,116	36,877	8.8%	116,437	110,536	5.3%
Other expenses	(99,155)	(107,996)	(8.2%)	(305,551)	(307,008)	(0.5%)

Income before income taxes	38,778	46,551	(16.7%)	132,075	162,635	(18.8%)
Income taxes	(9,702)	(12,985)	(25.3%)	(35,825)	(48,096)	(25.5%)

Net income	$29,076	$33,566	(13.4%)	$96,250	$114,539	(16.0%)

PER-SHARE DATA:

Net income:
Basic	$0.17	$0.19	(10.5%)	$0.55	$0.66	(16.7%)
Diluted	0.17	0.19	(10.5%)	0.55	0.66	(16.7%)
Cash dividends	0.15	0.15	—	0.450	0.448	0.4%

Shareholders’ equity	9.18	8.96	2.5%
Shareholders’ equity (tangible)	5.46	5.17	5.6%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.73%	0.88%		0.81%	1.03%
Return on average shareholders’ equity	7.25%	8.67%		8.02%	10.07%
Return on average shareholders’ equity (tangible)	12.72%	15.76%		14.00%	18.42%
Net interest margin	3.74%	3.62%		3.69%	3.69%
Efficiency ratio	54.69%	65.17%		56.21%	61.97%
Non-performing assets to total assets	1.15%	0.69%

N/M — Not meaningful
N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	September 30	September 30	June 30	September 30	June 30
	2008	2007	2008	2007	2008
ASSETS
Cash and due from banks	$315,841	$337,306	$420,273	(6.4%)	(24.8%)
Loans held for sale	71,090	116,451	116,351	(39.0%)	(38.9%)
Other interest-earning assets	50,189	19,673	10,234	155.1%	390.4%
Investment securities	2,806,535	2,948,262	2,706,949	(4.8%)	3.7%
Loans, net of unearned income	11,823,529	10,988,307	11,577,495	7.6%	2.1%
Allowance for loan losses	(136,988)	(109,435)	(122,340)	25.2%	12.0%

Net Loans	11,686,541	10,878,872	11,455,155	7.4%	2.0%
Premises and equipment	199,464	190,092	196,934	4.9%	1.3%
Accrued interest receivable	62,018	73,927	61,366	(16.1%)	1.1%
Goodwill and intangible assets	649,635	658,274	651,324	(1.3%)	(0.3%)
Other assets	294,832	215,320	439,539	36.9%	(32.9%)

Total Assets	$16,136,145	$15,438,177	$16,058,125	4.5%	0.5%

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$9,916,555	$10,291,186	$9,938,194	(3.6%)	(0.2%)
Short-term borrowings	2,589,966	1,773,083	2,497,387	46.1%	3.7%
Federal Home Loan Bank advances and long-term debt	1,819,889	1,632,980	1,819,428	11.4%	—
Other liabilities	205,825	186,808	209,638	10.2%	(1.8%)

Total Liabilities	14,532,235	13,884,057	14,464,647	4.7%	0.5%
Shareholders’ equity	1,603,910	1,554,120	1,593,478	3.2%	0.7%

Total Liabilities and Shareholders’ Equity	$16,136,145	$15,438,177	$16,058,125	4.5%	0.5%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate — commercial mortgage	$3,897,703	$3,407,715	$3,792,326	14.4%	2.8%
Commercial — industrial, financial and agricultural	3,554,615	3,328,963	3,518,483	6.8%	1.0%
Real estate — home equity	1,647,245	1,472,376	1,593,775	11.9%	3.4%
Real estate — residential mortgage	979,486	809,148	929,252	21.1%	5.4%
Real estate — construction	1,277,552	1,389,164	1,296,400	(8.0%)	(1.5%)
Consumer	387,849	500,021	362,555	(22.4%)	7.0%
Leasing and other	79,079	80,920	84,704	(2.3%)	(6.6%)

Total Loans, net of unearned income	$11,823,529	$10,988,307	$11,577,495	7.6%	2.1%

Deposits, by type:
Noninterest-bearing demand	$1,690,499	$1,696,871	$1,789,150	(0.4%)	(5.5%)
Interest-bearing demand	1,690,330	1,738,605	1,671,769	(2.8%)	1.1%
Savings deposits	2,166,998	2,195,363	2,207,617	(1.3%)	(1.8%)
Time deposits	4,368,728	4,660,347	4,269,658	(6.3%)	2.3%

Total Deposits	$9,916,555	$10,291,186	$9,938,194	(3.6%)	(0.2%)

Short-term borrowings, by type:
Federal funds purchased	$1,326,873	$842,476	$1,531,568	57.5%	(13.4%)
Short-term promissory notes	460,512	476,249	480,489	(3.3%)	(4.2%)
Customer repurchase agreements	222,415	248,915	219,716	(10.6%)	1.2%
Overnight borrowings and other	580,166	205,443	265,614	182.4%	118.4%

Total Short-term borrowings	$2,589,966	$1,773,083	$2,497,387	46.1%	3.7%

FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Nine Months Ended
	September 30	September 30	June 30	September 30	June 30	September 30
	2008	2007	2008	2007	2008	2008	2007	% Change

Interest Income:
Interest Income	$213,809	$238,740	$215,392	(10.4%)	(0.7%)	$658,421	$699,508	(5.9%)
Interest Expense	79,791	116,330	83,502	(31.4%)	(4.4%)	266,614	334,415	(20.3%)

Net Interest Income	134,018	122,410	131,890	9.5%	1.6%	391,807	365,093	7.3%
Provision for Loan Losses	26,700	4,606	16,706	479.7%	59.8%	54,626	8,263	561.1%

Net Interest Income after Provision	107,318	117,804	115,184	(8.9%)	(6.8%)	337,181	356,830	(5.5%)
Other Income:
Service charges on deposit accounts	16,177	11,293	15,319	43.2%	5.6%	45,463	33,145	37.2%
Other service charges and fees	9,598	8,530	9,131	12.5%	5.1%	27,320	23,746	15.1%
Investment management and trust services	8,045	9,291	8,389	(13.4%)	(4.1%)	25,193	29,374	(14.2%)
Gains on sale of mortgage loans	2,266	2,532	2,670	(10.5%)	(15.1%)	7,247	12,113	(40.2%)
Investment securities (losses) gains	(9,501)	(134)	(21,647)	N/M	56.1%	(29,902)	2,277	N/M
Gain on sale of credit card portfolio	—	—	13,910	N/A	N/A	13,910	—	N/A
Other	4,030	5,231	4,378	(23.0%)	(7.9%)	11,214	12,158	(7.8%)

Total Other Income	30,615	36,743	32,150	(16.7%)	(4.8%)	100,445	112,813	(11.0%)
Other Expenses:
Salaries and employee benefits	55,310	52,505	54,281	5.3%	1.9%	164,786	164,353	0.3%
Net occupancy expense	10,237	9,813	10,238	4.3%	—	30,999	29,963	3.5%
Operating risk loss	3,480	16,345	14,385	(78.7%)	(75.8%)	19,108	26,462	(27.8%)
Data processing	3,242	3,131	3,116	3.5%	4.0%	9,604	9,550	0.6%
Advertising	3,097	2,470	3,519	25.4%	(12.0%)	9,521	7,869	21.0%
Equipment expense	3,061	3,438	3,398	(11.0%)	(9.9%)	9,907	10,589	(6.4%)
Intangible amortization	1,730	1,995	1,799	(13.3%)	(3.8%)	5,386	6,176	(12.8%)
Other	18,998	18,299	19,000	3.8%	—	56,240	52,046	8.1%

Total Other Expenses	99,155	107,996	109,736	(8.2%)	(9.6%)	305,551	307,008	(0.5%)

Income Before Income Taxes	38,778	46,551	37,598	(16.7%)	3.1%	132,075	162,635	(18.8%)
Income Taxes	9,702	12,985	11,920	(25.3%)	(18.6%)	35,825	48,096	(25.5%)

Net Income	$29,076	$33,566	$25,678	(13.4%)	13.2%	$96,250	$114,539	(16.0%)

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.17	$0.19	$0.15	(10.5%)	13.3%	$0.55	$0.66	(16.7%)
Diluted	0.17	0.19	0.15	(10.5%)	13.3%	0.55	0.66	(16.7%)

Cash dividends	$0.15	$0.15	$0.15	—	—	$0.450	$0.448	0.4%
Shareholders’ equity	9.18	8.96	9.15	2.5%	0.3%
Shareholders’ equity (tangible)	5.46	5.17	5.41	5.6%	0.9%

Weighted average shares (basic)	174,463	173,304	173,959	0.7%	0.3%	174,017	173,254	0.4%
Weighted average shares (diluted)	174,912	174,370	174,528	0.3%	0.2%	174,551	174,493	—
Shares outstanding, end of period	174,687	173,394	174,107	0.7%	0.3%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.73%	0.88%	0.65%			0.81%	1.03%
Return on average shareholders’ equity	7.25%	8.67%	6.33%			8.02%	10.07%
Return on average shareholders’ equity (tangible)	12.72%	15.76%	11.03%			14.00%	18.42%
Net interest margin	3.74%	3.62%	3.75%			3.69%	3.69%
Efficiency ratio	54.69%	65.17%	56.93%			56.21%	61.97%

N/M — Not meaningful
N/A — Not applicable

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	September 30, 2008			September 30, 2007			June 30, 2008
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,696,841	$181,562	6.18%	$10,857,636	$205,747	7.52%	$11,423,409	$180,433	6.35%
Taxable investment securities	2,117,207	26,025	4.70%	2,116,123	24,583	4.65%	2,304,391	28,528	4.90%
Tax-exempt investment securities	509,994	6,944	5.45%	499,389	6,377	5.11%	509,784	6,911	5.42%
Equity securities	168,690	1,614	3.82%	188,490	2,269	4.80%	196,981	1,729	3.52%

Total Investment Securities	2,795,891	34,583	4.78%	2,804,002	33,229	4.74%	3,011,156	37,168	4.90%
Loans held for sale	101,319	1,539	6.08%	159,492	2,694	6.76%	108,478	1,610	5.94%
Other interest-earning assets	19,013	142	2.94%	34,536	432	4.91%	16,325	102	2.50%

Total Interest-earning Assets	14,613,064	217,826	5.91%	13,855,666	242,102	6.95%	14,559,368	219,313	6.05%

Noninterest-earning assets:
Cash and due from banks	322,550			338,862			323,223
Premises and equipment	197,895			190,175			196,990
Other assets	933,303			890,901			984,000
Less: allowance for loan losses	(123,865)			(108,628)			(115,936)

Total Assets	$15,942,947			$15,166,976			$15,947,645

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,734,198	$3,166	0.73%	$1,729,357	$7,630	1.75%	$1,708,050	$2,967	0.70%
Savings deposits	2,192,747	6,633	1.20%	2,259,231	13,680	2.40%	2,207,699	6,600	1.20%
Time deposits	4,308,903	37,393	3.45%	4,626,160	55,093	4.72%	4,361,280	41,562	3.83%

Total Interest-bearing Deposits	8,235,848	47,192	2.28%	8,614,748	76,403	3.52%	8,277,029	51,129	2.48%
Short-term borrowings	2,432,109	12,877	2.08%	1,477,288	17,786	4.74%	2,314,845	12,388	2.13%
Federal Home Loan Bank advances and long-term debt	1,819,897	19,722	4.32%	1,655,599	22,141	5.32%	1,871,649	19,985	4.29%

Total Interest-bearing Liabilities	12,487,854	79,791	2.54%	11,747,635	116,330	3.93%	12,463,523	83,502	2.69%
Noninterest-bearing liabilities:
Demand deposits	1,669,908			1,703,137			1,662,266
Other	190,012			179,391			190,963

Total Liabilities	14,347,774			13,630,163			14,316,752
Shareholders’ equity	1,595,173			1,536,813			1,630,893

Total Liabilities and Shareholders’ Equity	$15,942,947			$15,166,976			$15,947,645

Net interest income/net interest margin (fully taxable equivalent)		138,035	3.74%		125,772	3.62%		135,811	3.75%

Tax equivalent adjustment		(4,017)			(3,362)			(3,921)

Net interest income		$134,018			$122,410			$131,890

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2008	2007	2008	2007	2008

Loans, by type:
Real estate — commercial mortgage	$3,820,045	$3,383,487	$3,697,650	12.9%	3.3%
Commercial — industrial, financial and agricultural	3,557,142	3,281,342	3,510,150	8.4%	1.3%
Real estate — home equity	1,619,935	1,454,947	1,568,173	11.3%	3.3%
Real estate — residential mortgage	953,420	769,381	894,652	23.9%	6.6%
Real estate — construction	1,293,096	1,382,951	1,291,064	(6.5%)	0.2%
Consumer	368,804	502,482	376,537	(26.6%)	(2.1%)
Leasing and other	84,399	83,046	85,183	1.6%	(0.9%)

Total Loans, net of unearned income	$11,696,841	$10,857,636	$11,423,409	7.7%	2.4%

Deposits, by type:
Noninterest-bearing demand	$1,669,908	$1,703,137	$1,662,266	(2.0%)	0.5%
Interest-bearing demand	1,734,198	1,729,357	1,708,050	0.3%	1.5%
Savings deposits	2,192,747	2,259,231	2,207,699	(2.9%)	(0.7%)
Time deposits	4,308,903	4,626,160	4,361,280	(6.9%)	(1.2%)

Total Deposits	$9,905,756	$10,317,885	$9,939,295	(4.0%)	(0.3%)

Short-term borrowings, by type:
Federal funds purchased	$1,399,130	$756,360	$1,303,590	85.0%	7.3%
Short-term promissory notes	486,179	446,182	468,802	9.0%	3.7%
Customer repurchase agreements	213,827	242,375	223,092	(11.8%)	(4.2%)
Overnight borrowings and other	332,973	32,371	319,361	928.6%	4.3%

Total Short-term borrowings	$2,432,109	$1,477,288	$2,314,845	64.6%	5.1%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Nine Months Ended September 30
	2008			2007
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$11,472,748	$554,437	6.45%	$10,619,834	$601,390	7.57%
Taxable investment securities	2,275,681	84,114	4.84%	2,092,916	71,201	4.54%
Tax-exempt investment securities	511,871	20,831	5.43%	497,504	19,010	5.09%
Equity securities	192,803	5,723	3.96%	185,215	6,628	4.78%

Total Investment Securities	2,980,355	110,668	4.89%	2,775,635	96,839	4.65%
Loans held for sale	102,819	4,726	6.13%	188,223	9,771	6.92%
Other interest-earning assets	20,701	462	2.96%	36,008	1,339	4.93%

Total Interest-earning Assets	14,576,623	670,293	6.13%	13,619,700	709,339	6.96%

Noninterest-earning assets:
Cash and due from banks	318,844			331,945
Premises and equipment	196,977			190,711
Other assets	948,134			896,604
Less: allowance for loan losses	(116,598)			(108,425)

Total Assets	$15,923,980			$14,930,535

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,709,380	$10,538	0.82%	$1,688,129	$21,733	1.72%
Savings deposits	2,179,432	22,396	1.37%	2,284,521	41,266	2.41%
Time deposits	4,396,409	128,873	3.92%	4,537,160	158,411	4.67%

Total Interest-bearing Deposits	8,285,221	161,807	2.61%	8,509,810	221,410	3.48%
Short-term borrowings	2,365,052	44,093	2.46%	1,424,109	51,734	4.82%
Federal Home Loan Bank advances and long-term debt	1,829,981	60,714	4.43%	1,564,333	61,271	5.23%

Total Interest-bearing Liabilities	12,480,254	266,614	2.85%	11,498,252	334,415	3.88%
Noninterest-bearing liabilities:
Demand deposits	1,649,560			1,726,782
Other	190,487			184,010

Total Liabilities	14,320,301			13,409,044
Shareholders’ equity	1,603,679			1,521,491

Total Liabilities and Shareholders’ Equity	$15,923,980			$14,930,535

Net interest income/net interest margin (fully taxable equivalent)		403,679	3.69%		374,924	3.69%

Tax equivalent adjustment		(11,872)			(9,831)

Net interest income		$391,807			$365,093

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended
	September 30
	2008	2007	% Change

Loans, by type:
Real estate — commercial mortgage	$3,688,880	$3,303,854	11.7%
Commercial — industrial, financial and agricultural	3,513,406	3,162,524	11.1%
Real estate — home equity	1,571,705	1,444,100	8.8%
Real estate — residential mortgage	903,226	727,491	24.2%
Real estate — construction	1,304,252	1,386,960	(6.0%)
Consumer	406,058	508,544	(20.2%)
Leasing and other	85,221	86,361	(1.3%)

Total Loans, net of unearned income	$11,472,748	$10,619,834	8.0%

Deposits, by type:
Noninterest-bearing demand	$1,649,560	$1,726,782	(4.5%)
Interest-bearing demand	1,709,380	1,688,129	1.3%
Savings deposits	2,179,432	2,284,521	(4.6%)
Time deposits	4,396,409	4,537,160	(3.1%)

Total Deposits	$9,934,781	$10,236,592	(2.9%)

Short-term borrowings, by type:
Federal funds purchased	$1,296,074	$751,954	72.4%
Short-term promissory notes	475,523	379,761	25.2%
Customer repurchase agreements	221,253	251,520	(12.0%)
Overnight borrowings and other	372,202	40,874	810.6%

Total Short-term borrowings	$2,365,052	$1,424,109	66.1%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Nine Months Ended
	September 30	September 30	June 30	September 30
	2008	2007	2008	2008	2007
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$126,223	$106,892	$119,069	$112,209	$106,884

Loans charged-off:
Commercial — financial and agricultural	(4,684)	(1,452)	(4,752)	(12,200)	(4,596)
Real estate — mortgage	(5,857)	(122)	(2,105)	(8,811)	(527)
Consumer	(991)	(874)	(1,366)	(3,738)	(2,509)
Leasing and other	(1,166)	(357)	(1,973)	(3,771)	(1,039)

Total loans charged off	(12,698)	(2,805)	(10,196)	(28,520)	(8,671)
Recoveries of loans charged off:
Commercial — financial and agricultural	749	267	—	1,025	1,467
Real estate — mortgage	238	8	67	385	89
Consumer	304	324	300	1,022	903
Leasing and other	313	143	277	1,082	500

Recoveries of loans previously charged off	1,604	742	644	3,514	2,959

Net loans charged off	(11,094)	(2,063)	(9,552)	(25,006)	(5,712)
Provision for loan losses	26,700	4,606	16,706	54,626	8,263

Balance at end of period	$141,829	$109,435	$126,223	$141,829	$109,435

Net charge-offs to average loans (annualized)	0.38%	0.08%	0.33%	0.29%	0.07%

COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$136,988	$109,435	$122,340
Reserve for unfunded lending commitments (1)	4,841	—	3,883

Allowance for credit losses	$141,829	$109,435	$126,223

(1)	Reserve for unfunded commitments transferred to other liabilities as of December 31, 2007. Prior periods were not reclassified.

NON-PERFORMING ASSETS:
Non-accrual loans	$143,310	$71,043	$108,699
Loans 90 days past due and accruing	21,354	23,406	35,656

Total non-performing loans	164,664	94,449	144,355
Other real estate owned	21,706	12,536	20,156

Total non-performing assets	$186,370	$106,985	$164,511

NON-PERFORMING LOANS, BY TYPE:
Commercial — industrial, agricultural and financial	$41,489	$24,078	$40,127
Real estate — commercial mortgage	32,642	14,254	39,099
Real estate — residential mortgage and home equity	26,274	24,505	21,988
Real estate — construction	57,436	28,029	37,003
Consumer	6,558	3,447	5,748
Leasing	265	136	390

Total non-performing loans	$164,664	$94,449	$144,355

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	1.21%	0.65%	0.94%
Non-performing assets to total loans and OREO	1.57%	0.97%	1.42%
Non-performing assets to total assets	1.15%	0.69%	1.02%
Allowance for credit losses to loans outstanding	1.20%	1.00%	1.09%
Allowance for loan losses to loans outstanding	1.16%	1.00%	1.06%
Allowance for credit losses to non-performing loans	86%	116%	87%